Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2018 of Santander Consumer USA Holdings Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Juan Carlos Alvarez de Soto, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Juan Carlos Alvarez de Soto
Name:	Juan Carlos Alvarez de Soto
Title:	Chief Financial Officer (Principal Financial Officer)
November 7, 2018
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.